UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2007


                              CH Energy Group, Inc.
             (Exact name of registrant as specified in its charter)


   NEW YORK                     0-30512                           14-1804460
----------------        ------------------------              ------------------
State or other          (Commission File Number)                (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                     Number)

  284 South Avenue, Poughkeepsie, New York                        12601-4879
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (845) 452-2000

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events.

      On November 26, 2007, CH Energy Group, Inc. subsidiary Central Hudson Enterprises Corporation announced that it had, through a special purpose subsidiary, CH - Auburn Energy LLC, entered into a fifteen-year contract to supply the City of Auburn, New York with a portion of its electricity needs. CH
- Auburn Energy LLC will invest up to $9.75 million to construct and operate a 3-megawatt electric generating plant using renewable energy. A copy of the press release containing the announcement is attached as Exhibit 99 and incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

      (d) Exhibits. The following is filed as an exhibit to this Form 8-K pursuant to Item 6.01 of Regulation S-K:

Exhibit 99      Press Release issued November 26, 2007

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CH ENERGY GROUP, INC.
                                    (Registrant)



                                   By: /s/Donna S. Doyle
                                   --------------------------------------------
                                      DONNA S. DOYLE
                                      Vice President - Accounting and Controller

Dated:  November 26, 2007

                                    Exhibit Index

Exhibit No.
Regulation S-K
Item 601
Designation                   Exhibit Description

99 Press Release of CH Energy Group, Inc., issued November 26, 2007, relating to CHEC's special purpose subsidiary, CH - Auburn Energy LLC, entering into a contract to supply the City of Auburn, New York with a portion of its electricity needs.